PERFORMANCE CALCULATION

                        COLONIAL TAX-MANAGED GROWTH  FUND -CLASS A

                                  Year Ended: 10/31/97

                                  Inception Date: 12/30/96




                                       SINCE INCEPTION
                                     12/30/96 TO 10/31/97

                                 Standard               Non-Standard


        Initial Inv.             $1,000.00               $1,000.00
        Max. Load                     5.75%
        Amt. Invested              $942.50               $1,000.00
        Initial NAV                  10.08                   10.08
        Initial Shares              93.502                  99.206

        Shares From Dist.            0.000                   0.000
        End of Period NAV            12.04                   12.04

        Total Return                12.58%                   19.44%

        Average Annual
         Total Return                 N/A                      N/A



                                 PERFORMANCE CALCULATION

                        COLONIAL TAX-MANAGED GROWTH  FUND -CLASS B

                                   Year Ended: 10/31/97

                                Inception Date: 12/30/96

                                       SINCE INCEPTION
                                    12/30/96 TO 10/31/97

                            Standard                      Non-Standard


        Initial Inv.        $1,000.00                       $1,000.00

        Amt. Invested       $1,000.00                       $1,000.00
        Initial NAV             10.08                           10.08
        Initial Shares         99.206                          99.206

        Shares From Dist.       0.000                           0.000
        End of Period NAV       11.96                           11.96

        CDSC                    5.00%
        Total Return           13.65%                          18.65%

        Average Annual
         Total Return             N/A                             N/A



                                 PERFORMANCE CALCULATION

                      COLONIAL TAX-MANAGED GROWTH  FUND -CLASS C

                                   Year Ended: 10/31/97

                                 Inception Date: 12/30/96


                                      SINCE INCEPTION
                                   12/30/96 TO 10/31/97

                              Standard                       Non-Standard


       Initial Inv.          $1,000.00                       $1,000.00

       Amt. Invested         $1,000.00                       $1,000.00
       Initial NAV               10.08                           10.08
       Initial Shares           99.206                          99.206

       Shares From Dist.         0.000                           0.000
       End of Period NAV         11.96                           11.96

       CDSC                      1.00%
       Total Return             17.65%                          18.65%

       Average Annual
        Total Return              N/A                             N/A



                                   PERFORMANCE CALCULATION

                         COLONIAL TAX-MANAGED GROWTH  FUND -CLASS E

                                     Year Ended: 10/31/97

                                   Inception Date: 12/30/96


                                        SINCE INCEPTION
                                     12/30/96 TO 10/31/97

                             Standard                       Non-Standard


       Initial Inv.         $1,000.00                           $1,000.00
       Max. Load                 5.00%

       Amt. Invested          $950.00                           $1,000.00
       Initial NAV              10.08                               10.08
       Initial Shares          94.246                              99.206

       Shares From Dist.        0.000                               0.000
       End of Period NAV        12.02                               12.02

       Total Return             13.28%                              19.25%

       Average Annual
        Total Return              N/A                                 N/A


                                   PERFORMANCE CALCULATION

                         COLONIAL TAX-MANAGED GROWTH  FUND -CLASS F

                                    Year Ended: 10/31/97

                                   Inception Date: 12/30/96

                                      SINCE INCEPTION
                                   12/30/96 TO 10/31/97

                            Standard                              Non-Standard


         Initial Inv.       $1,000.00                              $1,000.00


         Amt. Invested      $1,000.00                              $1,000.00
         Initial NAV            10.08                                  10.08
         Initial Shares        99.206                                 99.206

         Shares From Dist.      0.000                                  0.000
         End of Period NAV      11.97                                  11.97

         CDSC                   5.00%
         Total Return          13.75%                                 18.75%

         Average Annual
          Total Return           N/A                                    N/A

                                    PERFORMANCE CALCULATION

                          COLONIAL TAX-MANAGED GROWTH  FUND -CLASS G

                                      Year Ended: 10/31/97

                                   Inception Date: 12/30/96


                                         SINCE INCEPTION
                                      12/30/96 TO 10/31/97

                               Standard                         Non-Standard


        Initial Inv.         $1,000.00                             $1,000.00
        Max. Load                4.50%

        Amt. Invested         $955.00                             $1,000.00
        Initial NAV             10.08                                 10.08
        Initial Shares         94.742                                99.206

        Shares From Dist.       0.000                                 0.000
        End of Period NAV       12.04                                 12.04

        Total Return            14.07%                                19.44%

        Average Annual
         Total Return             N/A                                   N/A



                                   PERFORMANCE CALCULATION

                       COLONIAL TAX-MANAGED GROWTH  FUND -CLASS H

                                     Year Ended: 10/31/97

                                   Inception Date: 12/30/96

                                       SINCE INCEPTION
                                    12/30/96 TO 10/31/97

                                  Standard                 Non-Standard


       Initial Inv.              $1,000.00                    $1,000.00

       Amt. Invested             $1,000.00                    $1,000.00
       Initial NAV                   10.08                        10.08
       Initial Shares               99.206                       99.206

       Shares From Dist.             0.000                        0.000
       End of Period NAV             11.96                        11.96

       CDSC                          5.00%
       Total Return                 13.65%                       18.65%

       Average Annual
        Total Return                 N/A                          N/A